SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2004

TIB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

599 9th Street North, Suite 101, Naples, Florida 34102-5624
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (239) 263-3344

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits
ITEM 12. Results of Operations and Financial Condition
SIGNATURES
Press Release Dated April 29, 2004

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired: None

     (b) Pro Forma Financial Information: None

     (c) Exhibits

99.1 Press Release dated April 29, 2004

ITEM 12. Results of Operations and Financial Condition

     On April 29, 2004, TIB Financial Corp. issued a press release announcing certain financial results and additional information. A copy of the press release is attached to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.

By: /s/ Edward V. Lett

Edward V. Lett, President and Chief Executive Officer
Date: April 29, 2004